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                                  United States
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549
                             _______________________


                                   FORM 8-K/A


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) June 28, 2004
                             _______________________


                            IMAGE ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)
                             _______________________

         California                    0-11071                  84-0685613
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
      of incorporation)                                   Identification Number)


                  9333 Oso Avenue, Chatsworth, California 91311
          (Address of principal executive offices, including zip code)

                                 (818) 407-9100
              (Registrant's telephone number, including area code)



               ___________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)



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Item 12. Results of Operations and Financial Condition.

     Due to a typographical error in the press release, "Image Entertainment Reports Growth in Quarterly Revenues and Earnings," released earlier in the day, on June 28, 2004, Image Entertainment, Inc. issued a corrected press release, advising that in the prior press release, in the Consolidated Balance Sheet (Assets), Other Assets for fiscal year 2003 were listed at $31,920, when in fact the entry should have been $320 (all numbers in thousands). A copy of Business Wire's standard correction is attached herein as Exhibit 99.2 and the corrected press release is attached herein as Exhibit 99.3 and incorporated by reference.

     The information in this Report on Form 8-K (including the exhibit) is furnished pursuant to Item 12 and shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

     The registrant does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in the registrant's expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  IMAGE ENTERTAINMENT, INC.


Dated:     June 28, 2004                      By: /s/ JEFF M. FRAMER
                                                  ------------------------------
                                                  Name   Jeff M. Framer
                                                  Title: Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.         Description
-----------         ------------------------------------------------------------
  99.2              Business Wire's standard correction

  99.3              Corrected Press Release dated June 28, 2004